Note 11 - Income Taxes	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Income Tax Disclosure [Text Block]
11.	Income Taxes

We have incurred net operating losses since our inception. We have not reflected the benefit of net operating loss carryforwards in the accompanying financial statements and have established a full valuation allowance against our deferred tax assets.

On December 31, 2023 and 2022, the Company had an income tax receivable of approximately $183,000 and $49,000 respectively, comprised of refundable tax incentives related to research and development activities of our subsidiary Panbela Therapeutics Pty Ltd.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes as well as operating losses and tax credit carryforwards.

The significant components of our deferred tax assets and liabilities are as follows (in thousands):

	December 31,
Deferred tax assets (liabilities)	2023	2022

Net operating loss carryforwards	$18,487	$17,564
Research credit carryforwards	352	338
Stock-based compensation	2,023	1,928
Section 174 amortization	5,444	1,921
Other	10	68
Deferred tax assets	26,316	21,819
Valuation allowance	(26,316)	(21,819)
Net deferred tax asset	$-	$-

Realization of the future tax benefits is dependent on our ability to generate sufficient taxable income within the carry-forward period. Because of our history of operating losses, management believes that the deferred tax assets arising from the above-mentioned future tax benefits are currently not likely to be realized and, accordingly, we have provided a full valuation allowance.

A reconciliation of the statutory tax rates and the effective tax rates is as follows:

	Year Ended December 31,
	2023	2022
Statutory rate	21.00%	21.00%
Permanent differences	-	(10.83)
Change in effective tax rate	0.22	0.04
States	0.68	0.11
Valuation allowance	(21.91)	(13.01)
Foreign research incentives	0.71	0.14
Other	0.04	2.88
Effective rate	0.74%	0.33%

	2023	2022
Tax Expense:
Current	(186)	(116)
Deferred	-	-
Noncurrent	-	-
	(186)	(116)

Net operating losses and tax credit carryforwards as of December 31, 2023, are as follows:

(In Thousands)	Amount	Expiration Years
Net operating losses--federal	23,068	Expires beginning 2031
2018 to 2022 net operating losses -- federal	33,513	Never expires
2023 - federal	7,818	Limited to 80% usage
Tax credits--federal	352	Beginning 2041

Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the IRC, and similar state provisions. We have not performed a detailed analysis to determine whether an ownership change under Section 382 of the IRC has occurred. The effect of an ownership change would be the imposition of an annual limitation on the use of net operating loss carryforwards attributable to periods before the change.

The Company is subject to taxation in the United States and Australia. Tax returns for the year ended December 31, 2018 and thereafter are subject to examinations by federal and state tax authorities. Tax returns of Panbela Therapeutics Pty Ltd for the year ended December 31, 2016 and thereafter are subject to examination by the Australian tax authorities.